SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 17, 2015

TRULI MEDIA GROUP, INC.

(Exact name of registrant as specified in Charter)

Oklahoma	000-53641	26-3090646
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

515 Chalette Drive

Beverly Hills, CA 90210

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (310) 274-0224

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On March 17, 2015 (“Effective Date”), Truli Media Group, Inc. (the “Company”) effected a merger, with its newly formed wholly-owned subsidiary, Truli Media Group, Inc., a Delaware corporation (“TMG”) for the purposes of changing the state of incorporation to Delaware (the “Merger”). On the Effective Date, the company also completed a reverse stock split as described below. Prior to the Merger, the Company was the sole stockholder of TMG. Upon completion of the Merger, TMG will be the surviving entity. The Merger was effected through an agreement and plan of merger (“Merger Agreement”).

The Merger, including the Merger Agreement were approved by the board of directors of the Company and a majority of the outstanding capital stock by the stockholders pursuant to a written consent (“Written Consent”).

A certificate of merger was filed with both the Oklahoma Secretary of State and the Delaware Secretary of State on February 27, 2015. As a result of the Merger, the Company is subject to the certificate of incorporation (“Certificate”) and bylaws (“Bylaws”) of TMG and shall be further governed by the Delaware General Corporation Law.

On the Effective Date, (i) every fifty (50) shares of the Company’s issued and outstanding common stock (“Common Stock”) was converted into one (1) share of common stock TMG (“TMG Stock”) (the “Stock Split”). Every option and right to acquire the Company’s Common Stock and every outstanding warrant or right outstanding to purchase the Company’s Common Stock will automatically be converted into options, warrants and rights to purchase TMG Stock whereby each option, warrant or right to purchase fifty (50) shares of Common Stock will be converted into one (1) option, warrant or right to purchase TMG Stock at 5,000% of the of the exercise, conversion or strike price of such converted options, warrants and rights. The stockholders of the Company will receive no fractional shares of TMG and shall instead have every fractional share, option, warrant or right to purchase TMG Stock rounded up to the next whole number. Additionally, all debts and obligations of the Company will be assumed by TMG.

The Company filed a preliminary information statement on Schedule 14C with the Securities and Exchange Commission on January 12, 2015, and a definitive information statement was mailed to the Company’s shareholders of record on January 26, 2015. The information statement further described the Merger, Merger Agreement, Stock Split and the Plan as described in Item 5.02 below.

Item 3.03     Material Modification to Rights of Security Holders.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company’s board additionally approved the Company’s 2014 equity compensation plan (“Plan”), form of restricted stock unit agreement (“RSU Agreement”), restricted stock award agreement (“RSA Agreement”) and stock option agreement (“Option Agreement”). The holders of a majority of the voting capital stock of the Company approved the Plan, RSU Agreement, RSA Agreement and Option Agreement in the Written Consent.

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

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Item 5.07     Submission of Matters to a Vote of Security Holders.

The information provided in Item 1.01 and Item 5.02 of this Current report on Form 8-K are incorporated by reference into this Item 5.07. As of the record date (December 19, 2014) we had 127,682,295 shares entitled to vote. The voting results are as follows:

1.	Reverse Merger into Subsidiary

Votes For	Votes not Solicited
65,443,847	62,238,448

2.	Reverse Stock Split

Votes For	Votes not Solicited
65,443,847	62,238,448

3.	2014 Equity Compensation Plan

Votes For	Votes not Solicited
65,443,847	62,238,448

Item 8.01     Other Events.

On March 17, 2015, the Company announced the completion of the Merger and Stock Split as described in Item 1.01. A copy of the press release is attached to this report as Exhibit 99.01.

Item 9.01     Financial Statements and Exhibits.

Exhibit Number	Description

2.01	Merger Agreement (1)
3.01(i)	Certificate of Incorporation of TMG (2)
3.02(ii)	Bylaws of TMG (3)
4.01	Truli Media Group, Inc. 2014 Equity Compensation Plan (4)
4.02	Restricted Stock Unit Agreement (4)
4.03	Restricted Stock Award Agreement (4)
4.04	Stock Option Agreement (4)
99.01	Press Release Dated March 17, 2015

(1)	Filed as Appendix A on Information Statement on Schedule 14C filed on January 26, 2015 (File No. 000-53641).
(2)	Filed as Appendix B on Information Statement on Schedule 14C filed on January 26, 2015 (File No. 000-53641).
(3)	Filed as Appendix C on Information Statement on Schedule 14C filed on January 26, 2015 (File No. 000-53641).
(4)	Filed as Appendix E on Information Statement on Schedule 14C filed on January 26, 2015 (File No. 000-53641).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 17, 2015

TRULI MEDIA GROUP, Inc.

By:	/s/ Michael Jay Solomon
Michael Jay Solomon Chief Executive Officer

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 INDEX OF EXHIBITS

Exhibit Number	Description

2.01	Merger Agreement (1)
3.01(i)	Certificate of Incorporation of TMG (2)
3.02(ii)	Bylaws of TMG (3)
4.01	Truli Media Group, Inc. 2014 Equity Compensation Plan (4)
4.02	Stock Option Agreement (4)
4.03	Restricted Stock Award Agreement (4)
4.04	Restricted Stock Unit Agreement (4)
99.01	Press Release Dated March 17, 2015

(1)	Filed as Appendix A on Information Statement on Schedule 14C filed on January 26, 2015 (File No. 000-53641).
(2)	Filed as Appendix B on Information Statement on Schedule 14C filed on January 26, 2015 (File No. 000-53641).
(3)	Filed as Appendix C on Information Statement on Schedule 14C filed on January 26, 2015 (File No. 000-53641).
(4)	Filed as Appendix E on Information Statement on Schedule 14C filed on January 26, 2015 (File No. 000-53641).

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